Supplement Dated February 2, 2011
To The Prospectus Dated October 11, 2010 For

PERSPECTIVE II®

FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company® and through
Jackson National Separate Account – I

This supplement updates the prospectus.  Please read and keep it together with your copy of the prospectus for future reference.

Effective October 11, 2010, under FEES AND EXPENSES TABLES, Total Annual Fund Operating Expenses, please add the following:

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management and Admin Fee A	Distribution and/or Service (12b-1) Fees	Other Expenses B	Acquired Fund Fees and Expenses C	Total Annual Fund Operating Expenses
JNL/Mellon Capital Management Technology Sector	0.46%	0.20%	0.03%	0.00%	0.69%

'

(To be used with VC4224 10/10 and
JMV5763 10/10)                                                                                                                                                                                                                                 JMV6923 02/11